GE Funds

Supplement Dated May 8, 2007

to Prospectus dated January 29, 2007

Effective May 18, 2007, Thomas Lincoln will replace Christopher D. Brown as one of the portfolio managers of the GE U.S. Equity Fund and GE Strategic Investment Fund. Mr. Lincoln is a Senior Vice President of GE Asset Management and joined GE Asset Management in 1994 as a financial analyst in domestic equities. Mr. Lincoln became part of the investment management team for domestic equities at GEAM in 1997 and a portfolio manager for domestic equities in 2003.

In light of the foregoing change to the Funds’ portfolio manager, the GE Funds prospectus is revised as follows effective May 18, 2007:

1. All references to “Christopher D. Brown” with regard to portfolio management of the GE U.S. Equity Fund and GE Strategic Investment Fund are hereby deleted in its entirety and replaced with “Thomas Lincoln.”

2. The reference to Christopher D. Brown under the section “About the Funds’ Portfolio Managers – Portfolio Manager Biographies” located on page 57 of the prospectus is deleted in its entirety and replaced with the following:

“Thomas Lincoln is a Senior Vice President of GE Asset Management. Effective May 18, 2007, Mr. Lincoln will serve on the portfolio management teams for the GE U.S. Equity Fund and GE Strategic Investment Fund. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in domestic equities. Mr. Lincoln became part of the investment management team for domestic equities at GEAM in 1997 and a portfolio manager for domestic equities in 2003.”

In addition to the changes listed above, the following additional changes are being made:

1. The first sentence of the fourth paragraph under the section “About the Funds’ Portfolio Managers – Portfolio Management Biographies” located on page 57 of the prospectus is deleted in its entirety and replaced with the following:

“David B. Carlson is a Director and Executive Vice President of GE Asset Management and President, Domestic Equities at GE Asset Management.”

2. The first sentence of the first paragraph under the section “About the Funds’ Portfolio Managers – Portfolio Management Biographies” located on page 58 of the prospectus is deleted in its entirety and replaced with the following:

“Paul M. Colonna is a Senior Vice President of GE Asset Management and President, Fixed Income at GE Asset Management.”

3. The first sentence of the eighth paragraph under the section “About the Funds’ Portfolio Managers – Portfolio Management Biographies” located on page 58 of the prospectus is deleted in its entirety and replaced with the following:

“Ralph R. Layman is Director and Executive Vice President of GE Asset Management and President, International Equities at GE Asset Management.”

4. The first sentence of the eighth paragraph under the section “About the Funds’ Portfolio Managers – Portfolio Management Biographies” located on page 59 of the prospectus is deleted in its entirety and replaced with the following:

“Judith A. Studer is Director and Executive Vice President of GE Asset Management and President, Investment Strategies at GE Asset Management.”

Please retain this supplement for future reference